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Exhibit 10.8

NEWLINK GENETICS CORPORATION
STOCK OPTION GRANT NOTICE
2009 EQUITY INCENTIVE PLAN

        NewLink Genetics Corporation (the "Company"), pursuant to its 2009 Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐	Incentive Stock Option(1)	☐	Nonstatutory Stock Option
Exercise Schedule:	☐	Same as Vesting Schedule	☐	Early Exercise Permitted
Vesting Schedule:
1/4th of the shares vest one year after the Vesting Commencement Date; the balance of the shares vest in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date.
Payment:	By one or a combination of the following items (described in the Option Agreement):
	☒	By cash or check
	☒	Pursuant to a Regulation T Program if the Shares are publicly traded
	☒	By delivery of already-owned shares if the Shares are publicly traded

(1)
If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

        Additional Terms/Acknowledgements:    The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

NEWLINK GENETICS CORPORATION		OPTIONHOLDER:
By:	Signature	Signature
Title:		Date:
Date:

ATTACHMENTS:    Option Agreement, 2009 Equity Incentive Plan and Notice of Exercise

ATTACHMENT I

OPTION AGREEMENT

ATTACHMENT II

2009 EQUITY INCENTIVE PLAN

ATTACHMENT III

NOTICE OF EXERCISE

QuickLinks

  Exhibit 10.8
NEWLINK GENETICS CORPORATION STOCK OPTION GRANT NOTICE 2009 EQUITY INCENTIVE PLAN
ATTACHMENT I OPTION AGREEMENT
ATTACHMENT II 2009 EQUITY INCENTIVE PLAN
ATTACHMENT III NOTICE OF EXERCISE